PHSB Financial Corporation        Contact: James P. Wetzel, Jr.
Beaver Falls, Pennsylvania                 President and Chief Executive Officer
                                           Richard E. Canonge
                                           Chief Financial Officer
                                           (724) 846-7300

                                           FOR IMMEDIATE RELEASE
                                           October 15, 2004


                           PHSB FINANCIAL CORPORATION
                 ANNOUNCES SEPTEMBER 30, 2004 OPERATING RESULTS

Beaver Falls, Pennsylvania (Nasdaq National Market - "PHSB") PHSB Financial Corporation (the "Company"), announced today operating results for the nine months ended September 30, 2004. Net income for the nine months ended September 30, 2004 was $2,206,000, or $.82 basic and $.78 diluted earnings per share, compared to $1,905,000 or $.71 basic and $.68 diluted earnings per share, for the nine months ended September 30, 2003. Net interest income decreased by $230,000 or 3.5%. This decrease was more than offset by an increase in gains on sales of securities from $1,011,000 for the nine months ended September 30, 2003 to $1,772,000 for the nine months ended September 30, 2004.

     Total assets at September 30, 2004 of $337.5 million represented a decrease of $2.5 million or 0.7% from December 31, 2003. This decrease was primarily due to a decrease in loans of $3.6 million.

     The Company's wholly owned subsidiary, Peoples Home Savings Bank, operates through its administrative office and ten full service offices in Beaver and Lawrence Counties, Pennsylvania.

     Statements contained in this news release, which are not historical facts, are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time.

                           PHSB FINANCIAL CORPORATION
                     CONSOLIDATED BALANCE SHEET (UNAUDITED)

                                                               September 30,      December 31,
                                                                    2004              2003
                                                               -------------     -------------
ASSETS
Cash and amounts due from other institutions                   $   5,819,492     $   6,795,068
Interest-bearing deposits with other institutions                  4,549,973           753,727
                                                               -------------     -------------
Cash and cash equivalents                                         10,369,465         7,548,795
Investment securities:
      Available for sale                                          17,628,110        28,718,832
      Held to maturity (market value $ 6,617,442
         and $8,203,053)                                           6,472,876         7,952,211
Mortgage - backed securities:
      Available for sale                                         102,846,374        75,910,915
      Held to maturity (market value $ 38,132,384
         and $56,194,217)                                         38,148,602        55,843,363
Loans (net of allowance for loan losses of $1,538,521
      and $1,647,886)                                            150,025,782       153,584,123
Accrued interest receivable                                        1,388,172         1,573,295
Premises and equipment                                             3,986,207         4,227,498
Federal Home Loan Bank stock                                       3,723,700         3,606,600
Other assets                                                       2,882,775         1,003,979
                                                               -------------     -------------

            TOTAL ASSETS                                       $ 337,472,063     $ 339,969,611
                                                               =============     =============

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits                                                       $ 234,806,593     $ 231,519,432
Advances from Federal Home Loan Bank                              54,130,000        58,880,000
Accrued interest payable and other liabilities                     2,207,539         2,920,291
                                                               -------------     -------------

            Total liabilities                                    291,144,132       293,319,723
                                                               -------------     -------------

Preferred stock, 20,000,000 shares authorized, none issued                --                --
Common stock, $.10 par value 80,000,000 shares authorized,
      3,519,711 shares issued                                        351,971           351,971
Additional paid in capital                                        32,956,031        32,750,510
Retained earnings - substantially restricted                      24,321,467        23,857,117
Accumulated other comprehensive income                               169,951         1,540,849
Unallocated ESOP shares (172,868 and 190,751 shares)              (1,833,494)       (2,023,187)
Unallocated RSP shares (21,230 and 33,440 shares)                   (329,277)         (518,654)
Treasury stock, at cost ( 616,358 shares)                         (9,308,718)       (9,308,718)
                                                               -------------     -------------

            Total stockholders' equity                            46,327,931        46,649,888
                                                               -------------     -------------

            TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY         $ 337,472,063     $ 339,969,611
                                                               =============     =============

                                                                September 30,      December 31,
                                                                    2004            2003
                                                                -------------   -------------
      Other Financial Condition Data:
            Stockholders' equity to total assets                       13.73%           13.72%
            Book value per share                               $       15.96    $       16.07
            Non-performing assets                              $     418,698    $     401,874
            Non-performing loans to total loans                         0.28%            0.26%

                           PHSB FINANCIAL CORPORATION
                  CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)

                                                               Three Months Ended September 30,    Nine Months Ended  September 30,
                                                                      2004           2003                  2004           2003
                                                                   -----------    ------------          -----------    -----------
INTEREST AND DIVIDEND INCOME
     Loans:
         Taxable                                                 $  2,059,466   $   2,375,477         $  6,315,311   $  7,482,391
         Exempt from federal income tax                               225,302         190,023              678,533        815,097
     Investment securities:
         Taxable                                                      238,043         213,809              670,457        656,616
         Exempt from federal income tax                                35,400         128,671              164,711        466,907
     Mortgage - backed securities                                   1,428,696       1,158,878            4,341,539      3,880,207
     Interest - bearing deposits with other institutions               24,634           9,853               42,318         36,090
                                                                   -----------    ------------          -----------    -----------
              Total interest and dividend income                    4,011,541       4,076,711           12,212,869     13,337,308
                                                                   -----------    ------------          -----------    -----------

INTEREST EXPENSE
     Deposits                                                       1,192,765       1,328,128            3,637,912      4,484,958
     Advances from Federal Home Loan Bank                             708,279         743,667            2,150,572      2,197,886
                                                                   -----------    ------------          -----------    -----------
              Total interest expense                                1,901,044       2,071,795            5,788,484      6,682,844
                                                                   -----------    ------------          -----------    -----------

              Net interest income                                   2,110,497       2,004,916            6,424,385      6,654,464

PROVISION FOR LOAN LOSSES                                              90,000         130,000              300,000        500,000
                                                                   -----------    ------------          -----------    -----------

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES                 2,020,497       1,874,916            6,124,385      6,154,464
                                                                   -----------    ------------          -----------    -----------

NONINTEREST INCOME
     Service charges on deposit accounts                              184,544         185,601              564,022        529,904
     Investment securities gains, net                                 492,686         467,814            1,771,647      1,010,778
     Rental income, net                                                10,570          26,400               57,390         77,400
     Other income                                                      65,559          73,094              154,885        209,681
                                                                   -----------    ------------          -----------    -----------
              Total noninterest income                                753,359         752,909            2,547,944      1,827,763
                                                                   -----------    ------------          -----------    -----------
NONINTEREST EXPENSE
     Compensation and employee benefits                             1,072,051       1,074,589            3,255,083      3,155,376
     Occupancy and equipment costs                                    297,879         301,915              953,057        970,098
     Data processing costs                                             52,090          46,050              138,451        144,717
     Other expenses                                                   488,459         394,485            1,295,831      1,230,967
                                                                   -----------    ------------          -----------    -----------
              Total noninterest expense                             1,910,479       1,817,039            5,642,422      5,501,158
                                                                   -----------    ------------          -----------    -----------

Income before income taxes                                            863,377         810,786            3,029,907      2,481,069
Income taxes                                                          212,545         223,389              823,545        575,943
                                                                   -----------    ------------          -----------    -----------

              NET INCOME                                         $    650,832   $     587,397         $  2,206,362   $  1,905,126
                                                                   ===========    ============          ===========    ===========

Earnings Per Share
     Basic                                                       $       0.24   $        0.22         $       0.82   $       0.71
     Diluted                                                     $       0.23   $        0.21         $       0.78   $       0.68

Weighted average number of shares outstanding
     Basic                                                          2,702,640       2,676,199            2,692,671      2,697,793
     Diluted                                                        2,835,327       2,768,214            2,815,179      2,783,525

Financial ratios (annualized)
     Return on average assets                                           0.77%           0.71%                0.87%          0.75%
     Return on average equity                                           5.67%           5.05%                6.36%          5.36%
     Net interest margin                                                2.56%           2.46%                2.58%          2.68%
